SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 18, 1998
                                                        ------------------

                         STANDARD AUTOMOTIVE CORPORATION
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       001-13657                 59-2018007
         --------                       ---------                 ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
       of Incorporation                File Number)          Identification No.)

321 Valley Road, Hillsborough, New Jersey                         08876-4056
-----------------------------------------                         ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, (908) 369-5544
                               --------------

                         STANDARD AUTOMOTIVE CORPORATION

                                    Form 8K/A

                               September 21, 1998

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

      (a) Pro Forma Financial Information

      The and the Unaudited Pro Forma Combined Statements of Income of Standard Automotive Corporation ("SAC") for the fiscal year ended March 31, 1998 which are set forth below, give effect to the acquisition of CPS Trailer Co., Inc. on September 17, 1998, based upon the assumptions set forth below, and in the notes to such statements. The acquisition has been accounted for as a "purchase".

      The unaudited pro forma financial information has been included pursuant to the requirements set forth in applicable rules of the SEC and is provided for comparative purposes only. The unaudited pro forma financial information presented does not purport to be indicative of the financial position or operating results which would have been achieved had the acquisitions taken place at the date indicated and should not be construed as representative of the Company's financial position or results of operations far any future date or period.

      The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable under the circumstances; however the actual recording of the CPS acquisition (which recording management does not expect to vary materially) will be based on independent appraisals, evaluations and estimates of fair values.

      (b) Other Information

      The Unaudited Pro Forma Combined Balance Sheet of SAC at September 30, 1998 and Unaudited Pro Forma Combined Statements of Income for the six months ended September 30, 1998 are not presented herein. Since the CPS acquisition was completed on September 17, 1998 they have been consolidated with the Company's financial statements as reported in the 10-Q filing for the six months ended September 30, 1998.

      The Company's previously filed 10-Q for the six months ended September 30, 1998 is hereby incorporated by reference.

                                             Fiscal Year                                                          Fiscal Year
                                                Ended    Year Ended                        Year Ended                Ended
                                               3/31/98    12/31/97                          12/31/97                3/31/98
                                             ----------------------    Adjust-             ----------   Adjust-   -----------
                                                 SAC         R/S        ments     Combined     CPS       ments     Pro forma
                                             --------------------------------------------------------------------------------
                                                                                                                       (1)
Revenues                                      $  7,936    $ 20,147   $    --      $ 28,083  $ 12,272   $   --       $ 40,355

Cost of revenues                                 6,094      14,862        --        20,956     9,189       --         30,145
Selling, general and administrative exp.           407       3,663      (460)(3)     3,610     2,027       --          5,637
Amortization of intangibles                        130          --       468 (2)       598        --      243(6)         841
                                             -------------------------------      ---------------------------       --------
Total operating costs and expenses               6,631      18,525         8        25,164    11,216      243         36,623
                                             -------------------------------      ---------------------------       --------
Operating income                                 1,305       1,622        (8)        2,919     1,056     (243)         3,732
Bridge Note interest expense                      (375)         --        --          (375)       --       --           (375)
Interest expense                                   (75)         --    (1,500)(4)    (1,575)      (20)    (470)(7)     (2,065)
Other income (expense)                             (54)        247        --           193       132       --            325
                                             -------------------------------      ---------------------------       --------
Income before provision for income taxes           801       1,869    (1,508)        1,162     1,168     (713)         1,617
Provision for income taxes                         458          --       (43)(5)       415       420     (188)(8)        647
                                             -------------------------------      ---------------------------       --------
Net income                                    $    343    $  1,869   $(1,465)     $    747  $    748   $ (525)      $    970
                                             ===============================      ===========================       ========
Preferred dividend                                 184          --        --           184        --       --            184
Basic and diluted net income per share        $   0.09                                                              $   0.35
                                             =========                                                              ========
Basic and diluted weighted average
  number of shares outstanding                   1,846         280                               125                   2,251

----------
(1) Reflects the acquisitions of R/S in July 1998 and CPS in September 1998, as if it they had occurred at the beginning of the fiscal year.
(2) Reflects the amortization of R/S's purchase price in excess of net assets acquired recorded at approximately $18,700,000 and assumes useful lives between 20-40 years. However the actual recording of the R/S acquisition (which recording management does not expect to vary materially) will be based on independent appraisals, evaluations and estimates of fair values.
(3) Included in R/S's general and administrative expenses are bonuses of $460,000.
(4) Reflects R/S's incremental interest expense on approximately $19,900,000 of additional debt at 8.1%.
(5) Pro forma net income reflects a provision for income taxes since R/S had been an S Corporation before being acquired. Such provision assumes an effective tax rate of 40%.
(6) Reflects the amortization of CPS's purchase price in excess of net assets acquired recorded at approximately $9,700,000 and assumes useful lives between 20-40 years. However the actual recording of the CPS acquisition (which recording management does not expect to vary materially) will be based on independent appraisals, evaluations and estimates of fair values.
(7) Reflects CPS's incremental interest expense on approximately $5,800,000 of additional debt at 8.1%.
(8)   Reflects the tax effects of the above adjustments for the CPS acquisition.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STANDARD AUTOMOTIVE CORPORATION
                                       (Registrant)


Date: December 1, 1998                 By: /s/ Roy Ceccato
                                           ---------------------------
                                           Roy Ceccato
                                           Principal Accounting Officer

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                           DECEMBER 31, 1997 AND 1996

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
INDEPENDENT AUDITOR'S REPORT                                             1

BALANCE SHEETS                                                          2-3

STATEMENTS OF INCOME AND CHANGES IN RETAINED EARNINGS                   4-5

STATEMENTS OF CASH FLOWS                                                6-7

NOTES TO THE FINANCIAL STATEMENTS                                       8-13

                                     *******
                                      *****
                                       ***
                                        *

         [LETTERHEAD OF STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder
CPS Trailer Co.
Oran, Missouri

We have audited the accompanying balance sheets of CPS Trailer Co. as of December 31, 1997 and 1996 and the related statements of income and changes in retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of CPS Trailer Co. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Stanley, Dirnberger, Hopper and Associates, LLC

STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC
Certified Public Accountants

Dated in Cape Girardeau, Missouri
March 12, 1998

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996

                                     ASSETS

CURRENT ASSETS:                                            1997          1996
                                                        ----------   ----------
    Cash in Banks and on Hand                           $   76,063   $  165,996
    Accounts Receivable                                    785,847      186,143
    Inventories                                          1,644,795    1,885,484
    Refundable Deposits                                      4,000        4,000
    Prepaid Expenses                                         8,354       12,030
    Prepaid Corporate Income Tax                                 0       47,405
    Interest Receivable - CPS Enterprises, Inc.              3,970       17,156
                                                        ----------   ----------
       Total Current Assets                             $2,523,029   $2,318,214
                                                        ----------   ----------

PROPERTY AND EQUIPMENT:
    Land                                                $   70,084   $        0
    Buildings and Improvements                             686,339            0
    Machinery and Equipment                              1,177,405      521,211
    Office Furniture and Equipment                         113,764       78,029
    Vehicles                                               147,104      188,105
                                                        ----------   ----------
       Total Property and Equipment, Cost               $2,194,696   $  787,345
    Less: Accumulated Depreciation                        (412,289)    (267,950)
                                                        ----------   ----------
       Total Property and Equipment, Net                $1,782,407   $  519,395
                                                        ----------   ----------

OTHER ASSET:
    Note Receivable - CPS Enterprises, Inc.             $  900,000   $  550,000
                                                        ----------   ----------

TOTAL ASSETS                                            $5,205,436   $3,387,609
                                                        ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:                                         1997        1996
                                                          ----------  ----------
 Accounts Payable                                         $  864,267  $  587,066
 Accrued Liabilities                                         198,990      55,334
 Customer Deposits                                             3,500       6,593
 Current Portion of Deferred Tax Liability                     1,549       6,777
 Current Maturities of Notes Payable                          81,923     375,000
                                                          ----------  ----------
     Total Current Liabilities                            $1,150,229  $1,030,770
                                                          ----------  ----------

LONG-TERM LIABILITIES:
 Long-Term Portion of Deferred Tax Liability              $   66,435  $   59,552
 Long-Term Portion of Notes Payable                          943,077           0
                                                          ----------  ----------
   Total Long-Term Liabilities                            $1,009,512  $   59,552
                                                          ----------  ----------
TOTAL LIABILITIES                                         $2,159,741  $1,090,322
                                                          ----------  ----------

STOCKHOLDER'S EQUITY:
 Common Stock:

   Authorized 30,000 shares, No Par
   Issued and Outstanding 5 Shares                        $    1,000  $    1,000
 Retained Earnings                                         3,044,695   2,296,287
                                                          ----------  ----------
TOTAL STOCKHOLDER'S EQUITY                                $3,045,695  $2,297,287
                                                          ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                $5,205,436  $3,387,609
                                                          ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

              STATEMENTS OF INCOME AND CHANGES IN RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

REVENUES:                                            1997           1996
                                                   -----------   -----------
    Trailer Sales                                  $12,081,949   $10,035,442
    Cotton Feeder Sales                                      0       125,000
    Parts and Materials Sales                          158,615       210,921
    Labor                                               25,166        30,792
    Freight                                              6,573         5,825
                                                   -----------   -----------
       Total Revenues                              $12,272,303   $10,407,980

COST OF GOODS SOLD                                  (9,188,661)   (7,931,406)
                                                   -----------   -----------

GROSS PROFIT                                       $ 3,083,642   $ 2,476,574
                                                   -----------   -----------

OPERATING EXPENSES:
    Selling, General and Administrative            $ 1,513,065   $ 1,056,871
    Depreciation Expense                               153,450       116,621
    Building and Equipment Leases                      309,178       315,111
    Warranty Repairs                                    51,539        31,120
                                                   -----------   -----------
       Total Operating Expenses                    $ 2,027,232   $ 1,519,723
                                                   -----------   -----------

OPERATING INCOME                                   $ 1,056,410   $   956,851
                                                   -----------   -----------

OTHER INCOME AND (EXPENSES):
    Trailer Delivery Revenue                       $   191,506   $   191,786
    Trailer Delivery Expenses                         (179,912)     (207,477)
    Service Charges and Discounts Earned                66,324        60,810
    Miscellaneous Income                                 7,664         2,896
    (Loss) on Disposal of Assets                        (2,389)         (261)
    Bad Debts Written Off                                    0          (698)
    Interest Income                                     48,736        17,156
    Interest Expense                                   (19,761)       (4,854)
                                                   -----------   -----------
       Total Other Income and (Expenses)           $   112,168   $    59,358
                                                   -----------   -----------

INCOME BEFORE INCOME TAXES                         $ 1,168,578   $ 1,016,209
                                                   -----------   -----------

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

              STATEMENTS OF INCOME AND CHANGES IN RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

PROVISION FOR INCOME TAXES:                                1997        1996
                                                        ----------  ----------
    Current                                             $  418,515  $  356,074
    Deferred                                                 1,655      27,423
                                                        ----------  ----------
     Total Provision for Income Taxes                   $  420,170  $  383,497
                                                        ----------  ----------

NET INCOME                                              $  748,408  $  632,712
                                                        ----------  ----------

RETAINED EARNINGS, BEGINNING OF YEAR,
    AS PREVIOUSLY REPORTED                              $2,296,287  $1,667,169

PRIOR PERIOD ADJUSTMENT:
    FEDERAL INCOME TAXES, PRIOR PERIOD                           0      (3,594)
                                                        ----------  ----------
RETAINED EARNINGS, BEGINNING OF YEAR, RESTATED          $2,296,287  $1,663,575
                                                        ----------  ----------
RETAINED EARNINGS, END OF YEAR                          $3,044,695  $2,296,287
                                                        ==========  ==========

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

OPERATING ACTIVITIES:                                      1997          1996
                                                       -----------    ---------
    Net Income                                         $   748,408    $ 632,712
    Adjustments to Reconcile Net Income to Cash
     Provided by Operating Activities:
       Depreciation                                        153,450      116,621
       Bad Debts Written Off                                     0          698
       Book (Loss) on Disposal of Assets                     2,389          261
       Deferred Taxes                                        1,655       27,423
       Federal Income Taxes, Prior Period                        0       (3,594)
                                                       -----------    ---------
                                                       $   905,902    $ 774,121
    Changes in:
     Current Assets, (Increase) Decrease
       Accounts Receivable                                (655,865)     255,037
       Inventories                                         240,689     (639,820)
       Refundable Deposits                                       0       (4,000)
       Prepaid Expenses                                      3,676      (54,069)
       Interest Receivable                                  13,186      (17,156)
       Prepaid Income Taxes                                 47,405            0

     Current Liabilities, Increase (Decrease)
       Accounts Payable                                    277,201      305,813
       Accrued Liabilities                                 143,656     (297,598)
       Customer Deposits                                    (3,093)     (49,162)
                                                       -----------    ---------
       NET CASH PROVIDED BY OPERATING ACTIVITIES       $   972,757    $ 273,166
                                                       -----------    ---------

INVESTING ACTIVITIES:

     Acquisition of Property and Equipment:
       Land                                            $   (50,042)           0
       Buildings and Improvements                         (635,203)           0
       Machinery and Equipment                            (656,194)   $ (51,002)
       Office Furniture and Equipment                      (35,734)      (2,545)
       Vehicles                                                  0     (144,347)
    Proceeds from Sale of Assets                            29,500       42,450
    Advances on Accounts Receivable from
       CPS Enterprises, Inc.                                     0      (20,810)
    Advances on Note Receivable from
       CPS Enterprises, Inc.                              (350,000)    (550,000)
    Payment to CPS Enterprises, Inc. for
       Transfer of Land and Building
       Construction Costs                                  (15,017)           0
                                                       -----------    ---------
        NET CASH (USED) BY INVESTING ACTIVITIES        $(1,712,690)   $(726,254)
                                                       -----------    ---------

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

FINANCING ACTIVITIES:                                      1997          1996
                                                         ---------    ---------
  Proceeds of Line of Credit Loan,
    Net of Repayments                                    $ 125,000    $ 375,000
  Proceeds from Notes Payable                              525,000            0
  Principal Payments on Notes Payable                            0       (1,293)
  Principal Payments on Capital Leases                           0      (21,279)
                                                         ---------    ---------
      NET CASH PROVIDED BY FINANCING ACTIVITIES          $ 650,000    $ 352,428
                                                         ---------    ---------

NET (DECREASE) IN CASH                                   $ (89,933)   $(100,660)

CASH, BEGINNING OF YEAR                                    165,996      266,656
                                                         ---------    ---------

CASH, END OF YEAR                                        $  76,063    $ 165,996
                                                         =========    =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash Paid During the Year for Interest                 $  18,657    $   3,245
  Cash Paid During the Year for Income Taxes               309,646      680,503


   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            The Company's principal business activities include the manufacture of commercial and agricultural trailers and equipment serving growing segments of the construction, solid waste, and agricultural industries, with sales distribution throughout the United States.

            Use of Estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

            Inventories:

            Inventories are stated at the lower of cost or market. Cost is determined utilizing the average cost method.

            Property and Equipment:

            Property and equipment are stated at cost, and for financial statement purposes depreciation is computed on the straight-line method over the estimated useful lives of the assets. The estimated useful lives are 5 to 7 years for machinery and equipment, 5 to 7 years for office furniture and equipment, and 5 years for vehicles. Repairs and maintenance are charged to expense as incurred. Expenditures which significantly extend the useful lives of property and equipment are capitalized.

            Bad Debt:

            The Company utilizes the direct write-off method to account for uncollectible accounts receivable.

            Revenue Recognition:

            Trailers which are built for commercial customers based on a contract and/or specifications are recognized as revenue when the trailer is completed. Trailers built to customer specifications have no right of return or exchange privileges. The Company may hold the trailer for a short period of time until pick up or delivery to the customer. The title to the trailer is transferred upon payment by the customer. On other sales, the Company recognizes revenue from the sale of trailers when the title is transferred to the customer and the trailer is delivered or picked up by the customer.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1: NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: - CONTINUED

            Major Customers:

            Sales of various trailers to eight customers during the year ended December 31, 1997 were approximately $3,206,725, and to three customers during the year ended December 31, 1996 were approximately $1,931,589. Accounts receivable from the eight customers at December 31, 1997 was $265,221 and from the three customers at December 31, 1996 was $115,125.

            Income Taxes:

            The Company utilizes the liability method of accounting for deferred income taxes. This method provides for deferred tax assets and liabilities for the expected future tax consequences of temporary timing differences between the financial and tax basis of assets and liabilities using the tax rates in effect for the year in which the temporary timing differences are expected to reverse.

            Concentration of Credit Risk:

            The Company maintains its cash in demand deposit accounts which routinely exceed FDIC insurance limits. As of December 31, 1997, the Company had $208,586 in excess of FDIC insurance limits.

            Non-Cash Investing Activities:

            During the year ended December 31, 1997, the Company reduced its receivable from CPS Enterprises, Inc. (a related company) by $56,161 for reimbursement of land and building construction costs.

NOTE 2:     ACCOUNTS RECEIVABLE:

            Accounts receivable as of December 31, 1997 and 1996, consist of the following:

                                                           1997       1996
                                                         --------  --------
                  Trade                                  $778,733  $128,688
                  CPS Enterprises, Inc.
                    (Related Party)                             0    56,161
                  Employees                                 3,226     1,294
                  Stockholder                               3,888         0
                                                         --------  --------
                    Total Accounts Receivable            $785,847  $186,143
                                                         ========  ========

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 3:     INVENTORIES:

            Inventories consist of the following as of December 31, 1997 and 1996:

                                                       1997            1996
                                                    ----------      ----------
                  Raw Materials                     $1,157,964      $  993,400
                  Work in Process                       56,405         184,916
                  Finished Goods                       430,426         707,168
                                                    ----------      ----------
                  Total Inventories                 $1,644,795      $1,885,484
                                                    ==========      ==========

NOTE 4:     ACCRUED LIABILITIES:

            Accrued liabilities consist of the following as of December 31, 1997 and 1996:

                                                       1997            1996
                                                    ----------      ----------
                  Taxes: Payroll, Sales, Excise     $   49,713      $    3,051
                  Income Taxes, Federal and State       61,464               0
                  Wages and Bonuses                     48,085          28,927
                  Interest                               2,713           1,609
                  Other                                 37,015          21,747
                                                    ----------      ----------
                    Total Accrued Liabilities       $  198,990      $   55,334
                                                    ==========      ==========

NOTE 5:     MORTGAGES AND NOTES PAYABLE:

            Mortgages and notes payable as of December 31, 1997 and 1996, consist of the following:

                                                       1997            1996
                                                    ----------      ----------

            Notes Payable, Union Planters Bank:
            (Personally Guaranteed by Stockholder)

              Note dated December 30, 1997, for
              $525,000 principal, payable in
              monthly installments of $8,278
              including principal and interest at
              1/4% under prime, due December 30,
              2004. The note is guaranteed by CPS
              Enterprises, Inc. and is secured by
              all equipment.                        $  525,000      $        0

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 5:     MORTGAGES AND NOTES PAYABLE: (Continued)

                                                       1997            1996
                                                    ----------      ----------

              Line of credit note refinanced and
              dated January 21, 1998, includes
              additional principal borrowings of
              $225,000 after December 31, 1997,
              payable in monthly installments of
              $7,081 including principal and
              interest at 1/4% under prime, due
              January 21, 2013. The note is
              guaranteed by CPS Enterprises, Inc.
              and secured by real estate.           $  500,000      $        0

              $500,000 Line of Credit, renewed
              annually, note dated April 18, 1995
              with modification agreement dated
              June 21, 1996, interest payable
              monthly at .7% over prime. The note
              was renewed with interest payable
              monthly at 9% and is due April 10,
              1998. The note is secured by all
              inventory, accounts, contract rights
              and equipment.                                 0         200,000

              $500,000 Line of Credit, renewed
              annually, note dated April 18, 1995,
              with modification agreement dated
              June 21, 1996, interest payable
              monthly at .7% over prime. The note
              was renewed with interest payable
              monthly at 9% and is due April 10,
              1998. The note is secured by all
              inventory, accounts, contract rights
              and equipment.                                 0         175,000
                                                    ----------      ----------
              Total Notes Payable                   $1,025,000      $  375,000
              Less: Current Maturities                 (81,923)       (375,000)
                                                    ----------      ----------
              Long-Term Notes Payable               $  943,077      $        0
                                                    ==========      ==========

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 5:     MORTGAGES AND NOTES PAYABLE: (Continued)

            Five year debt maturities for the years ended December 31, are as follows:

                1998                                    $   81,923
                1999                                        89,956
                2000                                        97,515
                2001                                       106,253
                2002                                       115,489
                Thereafter                                 533,864
                                                        ----------
                                                        $1,025,000
                                                        ==========

NOTE 6:     RELATED PARTY TRANSACTIONS:

            The Company has a lease agreement for land, buildings, machinery and equipment, office furniture and equipment, and vehicles with CPS Enterprises, Inc. (sole stockholder, Charles P. Siebert). CPS Enterprises, Inc. owns a portion of the physical plant (building) where CPS Trailer Co. is located. The lease agreement is renewed annually and is based on the square footage of the buildings occupied. Rental expense under this operating lease was $300,000 for the years ended December 31, 1997 and 1996.

            The Company has a note receivable from CPS Enterprises, Inc. for $900,000 and $550,000 at December 31, 1997 and 1996, respectively.
            Interest is to be paid monthly at prime. During the years ended December 31, 1997 and 1996, interest income of $46,411 and $17,156 was earned on the note receivable.

            The Company leased monthly an airplane from CSCS Enterprises, Inc. (owned 50% by Charles P. Siebert) during the year ended December 31, 1996. Lease expense incurred was $6,300 for the year ended December 31, 1996.

NOTE 7:     INCOME TAXES:

            Components of the deferred income tax liability as of December 31, 1997 and 1996 are as follows:

                                                         1997        1996
                                                       -------     -------
                   Deferred Tax Liability:
                     Accrued Interest Income           $ 1,549     $ 6,777
                     Depreciation                       66,435      59,552

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 7:     INCOME TAXES: (Continued)

            Components of the deferred income tax liability by tax jurisdiction is as follows:

                                                            1997     1996
                                                          -------  -------
                  Current Deferred:
                    Federal                               $ 1,350  $ 5,833
                    State                                     199      944
                                                          -------  -------
                      Total                               $ 1,549  $ 6,777
                                                          =======  =======

                  Long-Term Deferred:
                    Federal                               $57,918  $51,917
                    State                                   8,517    7,635
                                                          -------  -------
                      Total                               $66,435  $59,552
                                                          =======  =======

NOTE 8:     LABOR LEASING AGREEMENT:

            The Company has a labor leasing agreement with Labor Specialists, Inc. The agreement covers the employees that manufacture the trailers. The Company is responsible for hiring and terminating the employees. According to the agreement, Labor Specialists, Inc. is solely liable for all employment responsibilities relating to the leased employees; including administering payroll, payment of wages; securing in its own name a workers' compensation and employer's liability insurance policy, and payment of all payroll taxes. The contract is renewed annually.

NOTE 9:     STOCK SALE AGREEMENT:

            On January 30, 1998, Charles P. Siebert, sole stockholder, entered into an agreement to sell his stock to Barclay Investments, Inc. on May 31, 1998, or at such later date as the parties shall agree upon.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                           DECEMBER 31, 1997 AND 1996

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INDEPENDENT AUDITOR'S REPORT                                                  1

BALANCE SHEETS                                                               2-3

STATEMENTS OF INCOME AND CHANGES IN UNDISTRIBUTED EARNINGS                    4

STATEMENTS OF CASH FLOWS                                                      5

NOTES TO THE FINANCIAL STATEMENTS                                            6-8

                                     *******
                                      *****
                                       ***
                                        *

         [LETTERHEAD OF STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder
CPS Enterprises, Inc.
Oran, Missouri

We have audited the accompanying balance sheets of CPS Enterprises, Inc. (a Subchapter S Corporation) as of December 31, 1997 and 1996, and the related statements of income and changes in undistributed earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPS Enterprises, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC

STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC
Certified Public Accountants

Dated in Cape Girardeau, Missouri
March 12, 1998

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996

                                     ASSETS

CURRENT ASSETS:                                      1997               1996
                                                 -----------        -----------
  Cash in Banks and on Hand                      $    43,363        $    19,640
  Accounts Receivable - Stockholder                   10,085                  0
                                                 -----------        -----------
    Total Current Assets                         $    53,448        $    19,640
                                                 -----------        -----------

PROPERTY AND EQUIPMENT:
  Land and Buildings                             $   930,854        $   950,896
  Machinery and Equipment                            489,867            489,867
  Office Furniture and Equipment                      33,264             33,264
  Vehicles                                            38,535             38,535
  Construction in Progress                                 0             51,136
                                                 -----------        -----------

    Total Property and Equipment, Cost           $ 1,492,520        $ 1,563,698
  Less: Accumulated Depreciation                    (589,285)          (517,018)
                                                 -----------        -----------

    Total Property and Equipment, Net            $   903,235        $ 1,046,680
                                                 -----------        -----------

TOTAL ASSETS                                     $   956,683        $ 1,066,320
                                                 ===========        ===========

  The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1996

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:                                     1997            1996
                                                       --------       ----------
  Accounts Payable - CPS Trailer Co.                   $      0       $   56,161
  Accrued Interest Payable - CPS Trailer Co.              3,970           17,156
                                                       --------       ----------

    Total Current Liabilities                          $  3,970       $   73,317
                                                       --------       ----------

LONG-TERM LIABILITIES:
  Long-Term Portion of
    Note Payable                                       $900,000       $  550,000
                                                       --------       ----------

TOTAL LIABILITIES                                      $903,970       $  623,317
                                                       --------       ----------

STOCKHOLDER' S EQUITY:
  Common Stock:
    Authorized 3,000 Shares, $10 Par Value;
    Issued and Outstanding 1 Share                     $     10       $       10
  Paid-In Capital                                         5,490            5,490
  Undistributed Earnings                                 47,213          437,503
                                                       --------       ----------

TOTAL STOCKHOLDER' S EQUITY                            $ 52,713       $  443,003
                                                       --------       ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $956,683       $1,066,320
                                                       ========       ==========

  The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

           STATEMENTS OF INCOME AND CHANGES IN UNDISTRIBUTED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                        1997             1996
                                                     ---------        ---------
RENTAL INCOME                                        $ 300,000        $ 300,000
                                                     ---------        ---------

RENTAL EXPENSES:
  Insurance                                          $   2,783        $       0
  Depreciation                                          72,267           77,844
  Equipment Leases                                           0            2,015
  Taxes and Licenses                                       578              569
  Other Rental Expenses                                     17               67
  Interest                                              46,411           53,832
  Professional Fees                                      1,675                0
                                                     ---------        ---------

    Total Rental Expenses                            $ 123,731        $ 134,327
                                                     ---------        ---------

NET RENTAL INCOME                                    $ 176,269        $ 165,673

UNDISTRIBUTED EARNINGS, BEGINNING OF YEAR              437,503          420,362

  Stockholder Distributions                           (566,559)        (148,532)
                                                     ---------        ---------

UNDISTRIBUTED EARNINGS, END OF YEAR                  $  47,213        $ 437,503
                                                     =========        =========

   The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

OPERATING ACTIVITIES:                                    1997            1996
                                                      ---------       ---------
  Net Income                                          $ 176,269       $ 165,673
  Adjustments to Reconcile Net Income to Cash
    Provided by Operating Activities:
      Depreciation                                       72,267          77,844
                                                      ---------       ---------
                                                      $ 248,536       $ 243,517
  Current Assets, (Increase) Decrease:
    Accounts Receivable                                 (10,085)          7,665
  Current Liabilities, Increase (Decrease):
    Accounts Payable                                          0         (10,587)
    Accrued Interest Payable                            (13,186)         17,156
                                                      ---------       ---------
      Net Cash Provided by Operating Activities       $ 225,265       $ 257,751
                                                      ---------       ---------

INVESTING ACTIVITIES:
  Acquisition of Property and Equipment:
    Land Improvements/Acquisition                     $       0       $ (20,801)
    Machinery and Equipment                                   0          (2,854)
    Buildings Improvements/Construction
      In Progress                                             0         (65,391)
    Vehicles                                                  0          (3.848)
    Proceeds from Transfer of Land and Building               0               0
      Construction Costs to CPS Trailer Co., Inc.        15,017               0
                                                      ---------       ---------
      Net Cash Provided (Used) by Investing
        Activities                                    $  15,017       $ (92,894)
                                                      ---------       ---------

FINANCING ACTIVITIES:
  Advances from CPS Trailer Co.                       $       0       $  20,810
  Proceeds of Note Payable from CPS Trailer Co.         350,000         550,000
  Principal Payments on Mortgages and
    Notes Payable                                             0        (570,827)
  Distributions to Stockholder                         (566,559)       (148,532)
                                                      ---------       ---------
    Net Cash (Used) by Financing Activities           $(216,559)      $(148,549)
                                                      ---------       ---------
NET INCREASE IN CASH                                  $  23,723       $  16,308

CASH AT BEGINNING OF YEAR                                19,640           3,332
                                                      ---------       ---------
CASH AT END OF YEAR                                   $  43,363       $  19,640
                                                      =========       =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Cash Paid During the Year for Interest              $  59,597       $  36,676
                                                      =========       =========

   The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
            POLICIES:

            Nature of Business:

            The Company's principal business activities include the rental of land, buildings, equipment and vehicles (property, plant and equipment) to a related company, OPS Trailer Co. The property, plant and equipment are used in the manufacturing of commercial and agricultural trailers and equipment.

            Property and Equipment:

            Property and equipment are stated at cost, and for financial statement purposes depreciation is computed on the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

                                                                         YEARS
                                                                       ---------
                  Buildings and Building Improvements                    7-40
                  Machinery and Equipment                                 5-7
                  Office Furniture and Equipment                          5-7
                  Vehicles                                                 5

            Repairs and maintenance are charged to expense as incurred. Expenditures which significantly extend the useful lives of existing property and equipment are capitalized.

            Income Taxes:

            In October, 1986, Charles P. Siebert, the sole stockholder of the Corporation, elected under Section 1362 of the Internal Revenue Code to be taxed as an S Corporation. In lieu of corporate income taxes, the stockholder of an S Corporation is taxed on the Company's taxable income. Therefore, no provision or liability for income taxes has been included in the financial statements.

            Non-Cash Investing and Financing Activities:

            During the year ended December 31, 1997, the Company's payable to CPS Trailer Co., Inc. (a related company) was reduced by $56,161 for transferring land and building construction costs.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
            POLICIES: - CONTINUED

            Use of Estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 2:     NOTE PAYABLE:

            The note payable as of December 31, 1997 and 1996 consist of the following:

                                                            1997          1996
                                                          --------      --------
            Note Payable, CPS Trailer Co.
            (Related Party), due January 1, 1999,
            interest is payable monthly at prime.          900,000       550,000
                                                          --------      --------
              Total Long-Term Portion Note
                Payable                                   $900,000      $550,000
                                                          ========      ========

NOTE 3:     RELATED PARTY TRANSACTION:

            The Company has a lease agreement with CPS Trailer Co. (sole stockholder, Charles P. Siebert) whereby, the Company receives monthly lease payments from CPS Trailer Co. for the use of the land, buildings, machinery and equipment, office furniture and equipment, and vehicles owned by the Company. The lease agreement is renewed annually and is based on the square footage of the buildings owned. Rental income received under the lease for the years ended December 31, 1997 and 1996 was $300,000 and $300, 000, respectively.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 3:     RELATED PARTY TRANSACTION: - CONTINUED

            The Company incurred interest expense during the years ended December 31, 1997 and 1996 on the note payable to CPS Trailer Co. referred to in Note 2 of $46,411 and $17,156, respectively.

            The Company is a guarantor of two loans to CPS Trailer Co. made by Union Planters Bank. The loan balances at December 31, 1997 totaled $1,025,000. One of the notes included additional borrowings of $225,000 after December 31, 1997. The Company does not consider it probable that the Company will be required to satisfy these guarantees.

NOTE 4:     STOCK SALE AGREEMENT:

            On January 30, 1998, Charles P. Siebert, sole stockholder, entered into an agreement to sell his stock to Barclay Investments, Inc. on May 31, 1998, or at a later date as the parties shall agree upon.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                           DECEMBER 31, 1996 AND 1995

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INDEPENDENT AUDITOR' S REPORT                                                1

BALANCE SHEETS                                                              2-3

STATEMENTS OF INCOME AND CHANGES IN STOCKHOLDER' S EQUITY                   4-5

STATEMENTS OF CASH FLOWS                                                    6-7

NOTES TO THE FINANCIAL STATEMENTS                                           8-13

                                     *******
                                      *****
                                       ***
                                        *

       [LETTERHEAD OF STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, L.L.C.]

                          INDEPENDENT AUDITOR' S REPORT

To the Board of Directors and Stockholder
CPS Trailer Co.
Oran, Missouri

We have audited the accompanying balance sheets of CPS Trailer Co. as of December 31, 1996 and 1995 and the related statements of income and changes in stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used in significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of CPS Trailer Co. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                               Respectfully submitted,


                               /s/ STANLEY, DIRNBERGER, HOPPER & ASSOCIATES, LLC

                               STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC Certified Public Accountants

Dated in Cape Girardeau, Missouri
June 4, 1997

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                     ASSETS

CURRENT ASSETS:                                          1996           1995
                                                     -----------    -----------
   Cash in Banks and on Hand                         $   165,996    $   266,656
   Accounts Receivable                                   186,143        421,068
   Inventories                                         1,885,484      1,245,664
   Refundable Deposits                                     4,000              0
   Prepaid Expenses                                       12,030          5,366
   Prepaid Corporate Income Tax                           47,405              0
   Interest Receivable - CPS Enterprises, Inc.            17,156              0
                                                     -----------    -----------
      Total Current Assets                           $ 2,318,214    $ 1,938,754
                                                     -----------    -----------

PROPERTY AND EQUIPMENT:
   Machinery and Equipment                           $   521,211    $   499,987
   Office Furniture and Equipment                         78,029         75,485
   Vehicles                                              188,105         72,758
                                                     -----------    -----------
      Total Property and Equipment, Cost             $   787,345    $   648,230
   Less: Accumulated Depreciation                       (267,950)      (167,397)
                                                     -----------    -----------
      Total Property and Equipment, Net              $   519,395    $   480,833
                                                     -----------    -----------

OTHER ASSET:
   Note Receivable - CPS Enterprises, Inc.           $   550,000    $         0
                                                     -----------    -----------

TOTAL ASSETS                                         $ 3,387,609    $ 2,419,587
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                      LIABILITIES AND STOCKHOLDER' S EQUITY

CURRENT LIABILITIES:                                      1996           1995
                                                       ----------     ----------
   Accounts Payable                                    $  587,066     $  281,253
   Accrued Liabilities                                     55,334        352,932
   Customer Deposits                                        6,593         55,755
   Deferred Tax Liability                                   6,777              0
   Current Maturities of Notes Payable                    375,000          1,293
   Current Maturities of Capital Leases                         0          6,184
                                                       ----------     ----------
        Total Current Liabilities                      $1,030,770     $  697,417
                                                       ----------     ----------

LONG-TERM LIABILITIES:
   Deferred Tax Liability                              $   59,552     $   38,906
   Long-Term Portion of Capital Leases                          0         15,095
                                                       ----------     ----------
     Total Long-Term Liabilities                       $   59,552     $   54,001
                                                       ----------     ----------
TOTAL LIABILITIES                                      $1,090,322     $  751,418
                                                       ----------     ----------

STOCKHOLDER' S EQUITY:
   Common Stock:
     Authorized 30,000 shares, No Par
     Issued and Outstanding 5 Shares                   $    1,000     $    1,000
 Retained Earnings                                      2,296,287      1,667,169
                                                       ----------     ----------
TOTAL STOCKHOLDER' S EQUITY                            $2,297,287     $1,668,169
                                                       ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $3,387,609     $2,419,587
                                                       ==========     ==========

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

            STATEMENTS OF INCOME AND CHANGES IN STOCKHOLDER' S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

REVENUES:                                              1996             1995
                                                  ------------     ------------
  Trailer Sales                                   $ 10,035,442     $  8,664,176
  Boll Buggy Sales                                           0        2,387,500
  Cotton Feeder Sales                                  125,000          175,000
  Parts and Materials Sales                            210,921          177,245
  Labor                                                 30,792           76,519
  Freight                                                5,825            4,276
                                                  ------------     ------------
        Total Revenues                            $ 10,407,980     $ 11,484,716

COST OF GOODS SOLD                                  (7,931,406)      (8,908,648)
                                                  ------------     ------------

GROSS PROFIT                                      $  2,476,574     $  2,576,068
                                                  ------------     ------------

OPERATING EXPENSES:
  Selling, General and Administrative             $  1,056,871     $    796,443
  Depreciation Expense                                 116,621           91,620
  Building and Equipment Leases                        315,111          329,932
  Warranty Repairs                                      31,120           63,349
                                                  ------------     ------------
        Total Operating Expenses                  $  1,519,723     $  1,281,344
                                                  ------------     ------------
OPERATING INCOME                                  $    956,851     $  1,294,724
                                                  ------------     ------------

OTHER INCOME AND (EXPENSES):
  Trailer Delivery Revenue                        $    191,786     $    152,444
  Trailer Delivery Expenses                           (207,477)        (136,553)
  Service Charges and Discounts Earned                  60,810           28,783
  Miscellaneous Income                                   2,896           29,174
  (Loss) on Disposal of Assets                            (261)         (13,951)
  Bad Debts Written Off                                   (698)         (10,937)
  Interest Income                                       17,156                0
  Interest Expense                                      (4,854)         (39,628)
                                                  ------------     ------------
        Total Other Income and (Expenses)         $     59,358     $      9,332
                                                  ------------     ------------
INCOME BEFORE INCOME TAXES                        $  1,016,209     $  1,304,056
                                                  ------------     ------------

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

            STATEMENTS OF INCOME AND CHANGES IN STOCKHOLDER' S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

PROVISION FOR INCOME TAXES:                               1996           1995
                                                      -----------    -----------
   Current                                            $   356,074    $   478,238
   Deferred                                                27,423         12,820
                                                      -----------    -----------
     Total Provision for Income Taxes                 $   383,497    $   491,058
                                                      -----------    -----------
NET INCOME                                            $   632,712    $   812,998
                                                      -----------    -----------
RETAINED EARNINGS, BEGINNING OF YEAR,
  AS PREVIOUSLY REPORTED                              $ 1,667,169    $   854,171

PRIOR PERIOD ADJUSTMENT:
  FEDERAL INCOME TAXES, PRIOR PERIOD                       (3,594)             0
                                                      -----------    -----------
RETAINED EARNINGS, BEGINNING OF YEAR, RESTATED        $ 1,663,575    $   854,171
                                                      -----------    -----------

RETAINED EARNINGS, END OF YEAR                        $ 2,296,287    $ 1,667,169
                                                      ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

OPERATING ACTIVITIES:                                       1996         1995
                                                         ---------    ---------
  Net Income                                             $ 632,712    $ 812,998
  Adjustments to Reconcile Net Income to Cash
    Provided by Operating Activities:
        Depreciation                                       116,621       91,620
        Bad Debts Written Off                                  698       10,937
        Book (Loss) on Disposal of Assets                      261       13,951
        Deferred Taxes                                      27,423       12,820
        Federal Income Taxes, Prior Period                  (3,594)           0
                                                         ---------    ---------
                                                         $ 774,121    $ 942,326

  Changes in:
    Current Assets, (Increase) Decrease
        Accounts Receivable                                255,037       (6,853)
        Inventories                                       (639,820)    (164,026)
        Refundable Deposits                                 (4,000)       1,500
        Prepaid Expenses                                   (54,069)      25,618
        Interest Receivable                                (17,156)           0

    Current Liabilities, Increase (Decrease)
        Accounts Payable                                   305,813     (206,771)
        Accrued Liabilities                               (297,598)     310,847
        Customer Deposits                                  (49,162)      30,715
                                                         ---------    ---------
        NET CASH PROVIDED BY OPERATING ACTIVITIES        $ 273,166    $ 933,356
                                                         ---------    ---------

INVESTING ACTIVITIES:
  Acquisition of Property and Equipment:
    Machinery and Equipment                              $ (51,002)   $(233,882)
    Office Furniture and Equipment                          (2,545)     (52,119)
    Vehicles                                              (144,347)     (33,758)
  Proceeds from Sale of Assets                              42,450       22,032
  Advances on Accounts Receivable from
    CPS Enterprises, Inc.                                  (20,810)           0
  Advances on Note Receivable from
    CPS Enterprises, Inc.                                 (550,000)           0
                                                         ---------    ---------
        NET CASH (USED) BY INVESTING ACTIVITIES          $(726,254)   $(297,727)
                                                         ---------    ---------

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                             STATEMENT OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

FINANCING ACTIVITIES:                                       1996         1995
                                                         ---------    ---------
  Proceeds of Line of Credit Loan,
    Net of Repayments                                    $ 375,000    $(300,000)
  Proceeds from Notes Payable                                    0      165,000
  Principal Payments on Notes Payable                       (1,293)    (254,379)
  Principal Payments on Capital Leases                     (21,279)      (5,695)
                                                         ---------    ---------
       NET CASH PROVIDED (USED) BY FINANCING
          ACTIVITIES                                     $ 352,428    $(395,074)
                                                         ---------    ---------

NET (DECREASE) INCREASE IN CASH                          $(100,660)   $ 240,555

CASH, BEGINNING OF YEAR                                    266,656       26,101
                                                         ---------    ---------

CASH, END OF YEAR                                        $ 165,996    $ 266,656
                                                         =========    =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash Paid During the Year for Interest                $   3,245    $  39,968
   Cash Paid During the Year for Income Taxes              680,503      201,982

   The accompanying notes are an integral part of these financial statements.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            The Company's principal business activities include the manufacture of commercial and agricultural trailers and equipment serving growing segments of the construction, solid waste, and agricultural industries, with sales distribution throughout the United States.

            Use of Estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

            Inventories:

            Inventories are stated at the lower of cost or market. Cost is determined utilizing the average cost method.

            Property and Equipment:

            Property and equipment are stated at cost, and for financial statement purposes depreciation is computed on the straight-line method over the estimated useful lives of the assets. The estimated useful lives are 5 to 7 years for machinery and equipment, 5 to 7 years for office furniture and equipment, and 5 years for vehicles. Repairs and maintenance are charged to expense as incurred. Expenditures which significantly extend the useful lives of property and equipment are capitalized.

            Bad Debt:

            The Company utilizes the direct write-off method to account for uncollectible accounts receivable.

            Revenue Recognition:

            Trailers which are built for commercial customers based on a contract and/or specifications are recognized as revenue when the trailer is completed. Trailers built to customer specifications have no right of return or exchange privileges. The Company may hold the trailer for a short period of time until pick up or delivery to the customer. The title to the trailer is transferred upon payment by the customer. On other sales, the Company recognizes revenue from the sale of trailers when the title is transferred to the customer and the trailer is delivered or picked up by the customer.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
            - CONTINUED

            Major Customers:

            Sales of various trailers to three customers during the year ended December 31, 1996 were approximately $1,931,589, and to four customers during the year ended December 31, 1995 were approximately $3,778,266.

            Income Taxes:

            The Company utilizes the liability method of accounting for deferred income taxes. This method provides for deferred tax assets and liabilities for the expected future tax consequences of temporary timing differences between the financial and tax basis of assets and liabilities using the tax rates in effect for the year in which the temporary timing differences are expected to reverse.

            Concentration of Credit Risk:

            The Company maintains its cash in demand deposit accounts which routinely exceed FDIC insurance limits. As of December 31, 1996, the Company had $204,943 in excess of FDIC insurance limits.

NOTE 2:     ACCOUNTS RECEIVABLE:

            Accounts receivable as of December 31, 1996 and 1995, consist of the following:

                                                         1996             1995
                                                       --------         --------
                   Trade                               $128,688         $381,477
                   CPS Enterprises, Inc.
                     (Related Party)                     56,161           35,351
                   Employees                              1,294              589
                   Stockholder                                0            3,651
                                                       --------         --------
                     Total Accounts Receivable         $186,143         $421,068
                                                       ========         ========

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 3:     INVENTORIES:

            Inventories consist of the following as of December 31, 1996 and 1995:

                                                     1996                1995
                                                  ----------          ----------
                   Raw Materials                  $  993,400          $  913,504
                   Work in Process                   184,916             147,445
                   Finished Goods                    707,168             184,715
                                                  ----------          ----------
                     Total Inventories            $1,885,484          $1,245,664
                                                  ==========          ==========

            Finished Goods inventory as of the end of the 1996 year increased substantially from the prior year due to the Company's decision to produce at a constant level during the off season immediately prior to year end.

NOTE 4:     ACCRUED LIABILITIES:

            Accrued liabilities consist of the following as of December 31, 1996 and 1995:

                                                         1996             1995
                                                       --------         --------
                   Taxes: Payroll, Sales, Excise       $  3,051         $ 16,206
                   Income Taxes, Federal and State            0          277,024
                   Wages and Bonuses                     28,927           58,904
                   Interest                               1,609                0
                   Other                                 21,747              798
                                                       --------         --------
                     Total Accrued Liabilities         $ 55,334         $352,932
                                                       ========         ========

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 5:     MORTGAGES AND NOTES PAYABLE:

            Mortgages and notes payable as of December 31, 1996 and 1995, consist of the following:

                                                           1996          1995
                                                        ---------      --------
            Notes Payable, First Financial Bank:
            (Personally Guaranteed by
            Stockholder)

              $500,000 Line of Credit, note dated
              April 18, 1995 with modification
              agreement dated June 21, 1996,
              interest payable monthly at .9% over
              prime and modified to .7% over
              prime. The note was due April 10,
              1997 and was refinanced. The note is
              secured by all inventory, accounts,
              contract rights and equipment.            $ 200,000      $      0

              $500,000 Line of Credit, note dated
              April 18, 1995, with modification
              agreement dated June 21, 1996,
              interest payable monthly at .9% over
              prime and modified to .7% over
              prime. The note was due April 10,
              1997 and was refinanced. The note is
              secured by all inventory, accounts,
              contract rights and equipment.              175,000           300

              Note dated January 7, 1993, monthly
              payments of $972, including
              principal and interest at 8.0%. The
              note is due January 6, 1996 and is
              secured by a truck.                               0           993
                                                        ---------      --------
              Total Notes Payable                       $ 375,000      $  1,293

              Less: Current Maturities                   (375,000)       (1,293)
                                                        ---------      --------
              Long-Term Notes Payable                   $       0      $      0
                                                        =========      ========

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 6:     LEASES:

            The Company entered into an equipment finance lease in February, 1994 for two forklifts expiring in 1999. The forklifts have been capitalized using an interest rate of 9.3%. The Company paid the equipment finance lease in full in 1996.

            The forklifts under capital lease at December 31, 1995 had the following book value:

                                                                          1995
                                                                       --------
                Cost Capitalized                                       $ 31,750
                Accumulated Amortization                                 (8,693)
                                                                       --------
                     Net Book Value                                    $ 23,057
                                                                       ========

            The Company has certain other related party operating leases as referred to in Note 7.

NOTE 7:     RELATED PARTY TRANSACTIONS:

            The Company has a lease agreement for land, buildings, machinery and equipment, office furniture and equipment, and vehicles with CPS Enterprises, Inc. (sole stockholder, Charles P. Siebert). CPS Enterprises, Inc. owns the physical plant (building) where CPS Trailer Co. is located. The lease agreement is renewed annually and is based on the square footage of the buildings occupied. Rental expense under this operating lease was $300,000 and $292,800 for the years ended December 31, 1996 and 1995, respectively.

            The Company leased monthly an airplane from CSCS Enterprises, Inc. (owned 50% by Charles P. Siebert) during the years ended December 31, 1996 and 1995. Lease expense incurred was $6,300 and $23,100 for the years ended December 31, 1996 and 1995, respectively.

                                 CPS TRAILER CO.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 8:     INCOME TAXES:

            Components of the deferred income tax asset and liability as of December 31, 1996 and 1995 are as follows:
                                                           1996           1995
                                                         -------         -------
                Deferred Tax Liability:
                  Accrued Interest Income                $ 6,777         $     0
                  Depreciation                            59,552          38,906

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                           DECEMBER 31, 1996 AND 1995

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INDEPENDENT AUDITOR'S REPORT                                                  1

BALANCE SHEETS                                                               2-3

STATEMENTS OF INCOME AND CHANGES IN UNDISTRIBUTED EARNINGS                    4

STATEMENTS OF CASH FLOWS                                                      5

NOTES TO THE FINANCIAL STATEMENTS                                            6-9

                                     *******
                                      *****
                                       ***
                                        *

       [LETTERHEAD OF STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, L.L.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder
CPS Enterprises, Inc.
Oran, Missouri

We have audited the accompanying balance sheets of CPS Enterprises, Inc. (a Subchapter S Corporation) as of December 31, 1996 and 1995, and the related statements of income and changes in undistributed earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPS Enterprises, Inc. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                             Respectfully submitted,


                             /s/ STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC

                             STANLEY, DIRNBERGER, HOPPER AND ASSOCIATES, LLC Certified Public Accountants

Dated in Cape Girardeau, Missouri
June 4, 1997

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                                     ASSETS

CURRENT ASSETS:                                      1996               1995
                                                 -----------        -----------
  Cash in Banks and on Hand                      $    19,640        $     3,332
  Accounts Receivable                                      0              7,665
                                                 -----------        -----------
    Total Current Assets                         $    19,640        $    10,997
                                                 -----------        -----------

PROPERTY AND EQUIPMENT:
  Land and Buildings                             $   950,896        $   915,840
  Machinery and Equipment                            489,867            487,013
  Office Furniture and Equipment                      33,264             33,264
  Vehicles                                            38,535             47,586
  Construction in Progress                            51,136                  0
                                                 -----------        -----------
    Total Property and Equipment, Cost           $ 1,563,698        $ 1,483,703

  Less: Accumulated Depreciation                    (517,018)          (452,073)
                                                 -----------        -----------
    Total Property and Equipment, Net            $ 1,046,680        $ 1,031,630
                                                 -----------        -----------

TOTAL ASSETS                                     $ 1,066,320        $ 1,042,627
                                                 ===========        ===========

   The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:                                     1996            1995
                                                      ----------      ----------
  Accounts Payable - Trade                            $        0      $   10,587
  Accounts Payable - CPS Trailer Co.                      56,161          35,351
  Accrued Interest Payable - CPS Trailer Co.              17,156               0
  Current Maturities of Mortgages & Notes Payable              0          55,568
                                                      ----------      ----------
    Total Current Liabilities                         $   73,317      $  101,506
                                                      ----------      ----------

LONG-TERM LIABILITIES:
  Long-Term Portion of Mortgages &
    Notes Payable                                     $  550,000      $  515,259
                                                      ----------      ----------

TOTAL LIABILITIES                                     $  623,317      $  616,765
                                                      ----------      ----------

STOCKHOLDER'S EQUITY:
  Common Stock:
    Authorized 3,000 Shares, $10 Par Value;
    Issued and Outstanding 1 Share                    $       10      $       10
  Paid-In Capital                                          5,490           5,490
  Undistributed Earnings                                 437,503         420,362
                                                      ----------      ----------
TOTAL STOCKHOLDER'S EQUITY                            $  443,003      $  425,862
                                                      ----------      ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $1,066,320      $1,042,627
                                                      ==========      ==========

  The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

           STATEMENTS OF INCOME AND CHANGES IN UNDISTRIBUTED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                        1996             1995
                                                     ---------        ---------
RENTAL INCOME                                        $ 300,000        $ 292,800
                                                     ---------        ---------

RENTAL EXPENSES:
  Insurance                                          $       0        $   3,858
  Depreciation                                          77,844           70,097
  Equipment Leases                                       2,015           16,103
  Taxes and Licenses                                       569            4,141
  Other Rental Expenses                                     67                4
  Interest                                              53,832           48,725
                                                     ---------        ---------
    Total Rental Expenses                            $ 134,327        $ 142,928
                                                     ---------        ---------

NET RENTAL INCOME                                    $ 165,673        $ 149,872

OTHER EXPENSE:
  Loss on Disposal of Assets                                 0              (91)
                                                     ---------        ---------

NET INCOME                                           $ 165,673        $ 149,781

UNDISTRIBUTED EARNINGS, BEGINNING OF YEAR              420,362          344,019

  Stockholder Distributions                           (148,532)         (73,438)
                                                     ---------        ---------

UNDISTRIBUTED EARNINGS, END OF YEAR                  $ 437,503        $ 420,362
                                                     =========        =========

   The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

OPERATING ACTIVITIES:                                    1996           1995
                                                      ---------       ---------
  Net Income                                          $ 165,673       $ 149,781
  Adjustments to Reconcile Net Income to Cash
    Provided by Operating Activities:
      Depreciation                                       77,844          70,097
      Loss on Disposal of Assets                              0              91
                                                      ---------       ---------
                                                      $ 243,517       $ 219,969
  Current Assets, (Increase) Decrease:
    Accounts Receivable                                   7,665               0
  Current Liabilities, Increase (Decrease):
    Accounts Payable                                    (10,587)         37,178
    Accrued Interest Payable                             17,156               0
                                                      ---------       ---------
      Net Cash Provided by Operating Activities       $ 257,751       $ 257,147
                                                      ---------       ---------

INVESTING ACTIVITIES:
  Acquisition of Property and Equipment:
    Land Improvements/Acquisition                     $ (20,801)      $ (27,101)
    Machinery and Equipment                              (2,854)        (49,509)
    Buildings Improvements/Construction
      In Progress                                       (65,391)       (206,768)
    Vehicle                                              (3,848)              0
    Proceeds from Sales of Assets                             0          17,395
                                                      ---------       ---------
      Net Cash (Used) by Investing Activities         $ (92,894)      $(265,983)
                                                      ---------       ---------

FINANCING ACTIVITIES:
  Advances from CPS Trailer Co.                       $  20,810       $       0
  Proceeds of Note Payable from CPS Trailer Co.         550,000         114,914
  Principal Payments on Mortgages and
    Notes Payable                                      (570,827)        (67,683)
  Distributions to Stockholder                         (148,532)        (73,438)
                                                      ---------       ---------
    Net Cash (Used) by Financing Activities           $(148,549)      $ (26,207)
                                                      ---------       ---------
NET INCREASE (DECREASE) IN CASH                       $  16,308       $ (35,043)

CASH AT BEGINNING OF YEAR                                 3,332          38,375
                                                      ---------       ---------
CASH AT END OF YEAR                                   $  19,640       $   3,332
                                                      =========       =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash Paid During the Year for Interest              $  36,676       $  48,725
                                                      =========       =========

  The accompanying notes are an integral part of these financial statements.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
            POLICIES:

            Nature of Business:

            The Company's principal business activities include the rental of land, buildings, equipment and vehicles (property, plant and equipment) to a related company, CPS Trailer Co. The property, plant and equipment are used in the manufacturing of commercial and agricultural trailers and equipment.

            Property and Equipment:

            Property and equipment are stated at cost, and for financial statement purposes depreciation is computed on the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

                                                                         YEARS
                                                                       ---------
                  Buildings and Building Improvements                    7-40
                  Machinery and Equipment                                 5-7
                  Office Furniture and Equipment                          5-7
                  Vehicles                                                 5

            Repairs and maintenance are charged to expense as incurred. Expenditures which significantly extend the useful lives of existing property and equipment are capitalized.

            Income Taxes:

            In October, 1986, Charles P. Siebert, the sole stockholder of the Corporation, elected under Section 1362 of the Internal Revenue Code to be taxed as an S Corporation. In lieu of corporate income taxes, the stockholder of an S Corporation is taxed on the Company's taxable income. Therefore, no provision or liability for income taxes has been included in the financial statements.

            Non-Cash Investing and Financing Activities:

            During the year ended December 31, 1995, the Company entered into a note payable of $53,012 to purchase machinery and equipment. The note was paid in full in 1996.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 1:     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
            POLICIES: - CONTINUED

            Use of Estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 2:     ACCOUNTS RECEIVABLE:

            Accounts receivable as of December 31, 1995 consist of the following:

                                                                           1995
                                                                         -------
                  Related Party                                          $ 5,000
                  Other                                                    2,665
                                                                         -------
                    Total Accounts Receivable                            $ 7,665
                                                                         =======

NOTE 3:     MORTGAGES AND NOTES PAYABLE:

            Mortgages and notes payable as of December 31, 1996 and 1995 consist of the following:

                                                            1996          1995
                                                          --------      --------
            Notes Payable, First Financial Bank:
            (Personally Guaranteed by the Stockholder)

              Note dated April 18, 1995, payable
              in monthly installments of $4,809,
              including interest at .9% over prime,
              collateralized by real estate, due
              April 18, 2010.                             $      0      $441,060

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 3:     MORTGAGES AND NOTES PAYABLE: - CONTINUED

                                                         1996           1995
                                                       ---------      ---------
            Notes Payable, First Financial Bank:
            - Continued
            (Personally Guaranteed by the Stockholder)

              Note dated April 18, 1995, payable
              in monthly installments of $2,858,
              including interest at .9% over prime,
              collateralized by all assets, due
              April 18, 1998.                          $       0      $  71,216
                                                       ---------      ---------

                Total Notes Payable,
                  First Financial Bank                 $       0      $ 512,276

            Note Payable, CPS Trailer Co.
            (Related Party), due January 1, 1999,
            interest is payable monthly at prime.        550,000              0

            Note Payable, GMAC,
            dated March 24, 1993, payable in
            monthly installments of $396,
            including interest at 8.5%, secured
            by a vehicle, due March 24, 1997.                  0          5,539

            October 31, 1995, payable in quarterly
            installments of $10,261, including
            interest at 8.9%, secured by equipment
            due November 10, 1998.                             0         53,012
                                                       ---------      ---------
                Total Mortgages and Notes Payable      $ 550,000      $ 570,827

              Less: Current Portion                            0        (55,568)
                                                       ---------      ---------
              Long-Term Portion                        $ 550,000      $ 515,259
                                                       =========      =========

            The $550,000 note payable to CPS Trailer Co. matures during the year ending December 31, 1999. The Company paid in full all other mortgages and notes payable in 1996.

                              CPS ENTERPRISES, INC.
                                 ORAN, MISSOURI

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

NOTE 4:     RELATED PARTY TRANSACTION:

            The Company has a lease agreement with CPS Trailer Co. (sole stockholder, Charles P. Siebert) whereby, the Company receives monthly lease payments from CPS Trailer Co. for the use of the land, buildings, machinery and equipment, office furniture and equipment, and vehicles owned by the Company. The lease agreement is renewed annually and is based on the square footage of the buildings owned. Rental income received under the lease for the years ended December 31, 1996 and 1995 was $300,000 and $292,800, respectively.

NOTE 5:     OTHER COMMITMENTS:

            The Company entered into a contract with Eftink Construction Co. on March 3, 1997 to construct a 60,000 sq. ft. all steel modular building with a base bid of $346,900. However, the Company anticipates total costs approximating $1,000,000 upon completion for the building, concrete, cranes, electrical and heating. The Company does not anticipate any problem in obtaining conventional financing when needed. The newly constructed building will be leased to CPS Trailer Co. (sole stockholder, Charles P. Siebert).